UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported) February 25, 2008

TELLABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Tellabs Center, 1415 W. Diehl Road, Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 798-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 25, 2008, the Board of Directors (“Board”) of Tellabs, Inc., (the “Company”) approved:

•	The appointment of Robert W. Pullen to the office of President and Chief Executive Officer of the Company, effective March 1, 2008; and

•	The appointment of Mr. Pullen as a director of the Company to fill the vacancy on the Board created by the departure of Krish A. Prabhu.

Mr. Prabhu will continue as a director on the Board of the Company and as President and Chief Executive Officer of the Company until Mr. Pullen assumes those positions on March 1, 2008. For information regarding Mr. Prabhu’s resignation, please refer to our Current Report on Form 8-K, dated November 8, 2007. A copy of our press release announcing the appointment of Mr. Pullen to his new positions is filed herewith as Exhibit 99.1.

Mr. Pullen began his career at the Company in 1985 as an electrical engineer. He has held a series of increasingly responsible positions in engineering, sales, marketing and services. Prior to being named CEO, Pullen was vice president and general manager of global services. From 2002 to 2005, he was senior vice president of North American sales. Previously, he served as senior vice president of optical networking.

Mr. Pullen’s annual base salary has been set at $600,000, his participation in our Annual Incentive Program will be at a target annual bonus of 75% of base salary and he will be eligible to receive long-term incentive awards under our 2004 Incentive Compensation Plan (the “Plan”). In recognition of his promotion, on February 25, 2008, Mr. Pullen was awarded, 144,927 Restricted Stock Units (“RSUs”) under the Plan. One third of these RSUs will vest each of the first three anniversaries of the grant date, subject to continued employment and other terms and conditions under the award.

Mr. Pullen is also entitled to continue to participate in, or be compensated in accordance with, the plans and programs available generally to our executive officers, as outlined in our proxy statement for our 2007 annual meeting of stockholders, filed March 15, 2007, including, but not limited to, our Executive Continuity and Protection Program and Deferred Income Plan.

Item 9.01	Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Tellabs, Inc., dated February 26, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELLABS, INC.
(Registrant)

/s/ Timothy J. Wiggins
Timothy J. Wiggins
Executive Vice President and Chief Financial Officer (Duly authorized officer)

February 29, 2008

(Date)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Tellabs, Inc., dated February 26, 2008.